May 2006 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements.  Such factors include the levels of demand for the products produced by the
Company.  Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business.  Issues related to the availability and price of energy may adversely affect the Company's operations.  Additional information regarding these and other factors and uncertainties may be found in the Company's filings with the Securities and
Exchange Commission.
General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources.
Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

Dixie Strategic Positioning
Dixie Strategic Positioning
•
Grew floorcovering business from 1993 and exited
textiles in 1999 - now 100% floorcovering
•
Eight acquisitions from 1993 through 2000
•
Demise of factory-built housing industry and desire
to de-leverage led to the sale of our North Georgia
operations
•
Commitment to brands and upper-end market.

Dixie Today
Dixie Today
•
Profitable, growing company with strong
brands in the upper-end market
•
Strong balance sheet
•
Diversified customer base
o
Top 20 carpet customers - 15% of total carpet
sales
o
Top 40 carpet customers - 18% of total carpet
sales

-10%
-5%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
1st QT
03
2nd QT
03
3rd QT
03
4th QT
03
1st QT
04
2nd QT
04
3rd QT
04
4th QT
04
1st QT
05
2nd QT
05
3rd QT
05
4th QT
05
1st QT
06
Dixie $'s
Ind. $'s
Dixie's Year-Over-Year Comparison with  Industry
Dixie's Year-Over-Year Comparison with  Industry
Dollar
Dollar
Sales
Sales
–
–
1
1
st st
QT
QT
2003
2003
Through
Through
1
1
st st
QT
QT
2006
2006
Increase in dollars sold from 2002 to 2005:
Dixie - 54%
Industry - 21.5%

-5%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
1st QT
03
2nd QT
03
3rd QT
03
4th QT
03
1st QT
04
2nd QT
04
3rd QT
04
4th QT
04
1st QT
05
2nd QT
05
3rd QT
05
4th QT
05
1st QT
06
Dixie
Units
Ind. Units
Dixie's Year-Over-Year Comparison with  Industry
Dixie's Year-Over-Year Comparison with  Industry
Unit Sales –
Unit Sales –
1
1
st st
QT 2003 Through 1
QT 2003 Through 1
st st
QT 2006
QT 2006
Increase in units sold from 2002 to 2005:
Dixie - 60%
Industry - 4.5%

7 High-End Residential, 69% High-End Commercial, 31% Dixie Carpet and Rug Sales by End Market Dixie Carpet and Rug Sales by End Market Year 2005

Residential Positioning of The Dixie Group
Residential Positioning of The Dixie Group
INDUSTRY
AVERAGE
PRICE/ SQ YD
$0 $7 $14 $21 $28 $35 $42 $49
Note:  Industry average price is based on sales
reported through industry sources.
Dixie Home
Fabrica
Masland
ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
BROADLOOM RESIDENTIAL SALES = $7.6 Billion
Excerpt from KSA Study dated May 6, 2004, Titled "KSA Assessment of Dixie's
Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.
35% Market Share

9 Dixie High-End Residential Sales Dixie High-End Residential Sales Fabrica, 29% Dixie Home, 27% Masland, 44% Year 2005

Residential Broadloom -
Residential Broadloom -
Dixie Home
Dixie Home
•
Launched 2003
•
Fulfill market need for third player
o
Well-styled moderate to upper priced line
•
Leverage needed by fiber suppliers for market
access
o
Branded high-styled goods - not "me too"
o
Support fiber suppliers' branded products
•
Selective distribution strategy attractive to retailers
•
Growth potential well above industry average
o
Represented approximately 1/2 of our sales growth in 2005
o
Expected to grow significantly in 2006

11 Retailers, 45% Designer / To The Trade Showrooms, 26% Builders, 21% Masland Residential Sales Masland Residential Sales Year 2005

Masland Residential
Masland Residential
•
Leading high-end brand with reputation for
development of products with innovative
styling, design and color
•
High-end retail/designer driven
•
Hand crafted and imported rugs
•
Growth initiative - increasing product
introductions to increase market penetration

13 Decorators/ Design Trade, 42% Retailers, 26% Furniture/ Dept. Stores, 9% Specialty, 16% Fabrica Residential Sales Fabrica Residential Sales Year 2005

Fabrica Residential
Fabrica Residential
•
Premium high-end brand
o
Leader in styling/patterns/color
•
Designer focused
•
Hand crafted and imported rugs
•
Growth in sales and profit since July 2000 acquisition

15 Corporate, 35% Hospitality, 29% Other, 6% Store Planning, 8% Retail Stores, 17% Masland Contract Sales Masland Contract Sales Channels: Interior Design Specifier and Commercial End User Year 2005

Masland Contract
Masland Contract
•
Good and growing position with premium brand
•
Designer focused
•
Strong national account base
•
Strong growth driven by new "Energy Collection"
o
Contract carpet sales grew 8% in 2003, 15% in 2004, 12% in 2005 and 16% in the 1
st
quarter 2006
o
Expected to grow significantly in 2006
•
KSA study - identified potential opportunities
o
Invest in carpet tile
o
Shipment began second half of 2006 - impact 2007

The Energy Line has Contributed Significantly
The Energy Line has Contributed Significantly
to this Strong Growth
to this Strong Growth
•
The Energy Line was started from the ground up in 2002 and generated over $13 million, $22 million and $31 million; respectively, in sales for Masland during 2003, 2004 and 2005
•
In the 1st
QT 2006,  Energy Line sales were $7.5 million, up 12% from $6.7 million in the 1st
QT of 2005.
o
Approximately half is sold through our residential sales force and the other half is sold through our contract sales force
•
Introduced 1 new product in 2005 and 7 new products in early 2006
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500
$9,000
$9,500
$10,000
Q1 Q2 Q3 Q4
2002 2003 2004 2005 2006
ENERGY LINES SALES
(Dollars in thousands)
1st
QT 2006

Masland Contract has Performed Higher than
Masland Contract has Performed Higher than
the U.S. Commercial Carpet Market
the U.S. Commercial Carpet Market
•
1998 was a great year for Masland Contract, which grew 52% while the market only grew 5%
•
From 1999 to 2002, Masland Contract performed at about the same rate as the market
•
In 2003, Masland Contract grew 8% while the market declined slightly
•
In 2004, Masland Contract grew 15% while the market grew 10%
•
Masland Contract grew 12% in 2005 and 16% in
1st
quarter of 2006.
90
100
110
120
130
140
150
160
170
180
190
200
210
220
1997 1998 1999 2000 2001 2002 2003 2004 1Q
2005
2005 1Q
2006
Masland
Contract
Commercial
COMMERCIAL CARPET SALES
CHANGE INDEX (1997 = Base Year)
Note: Industry statistics not available subsequent to 1st
quarter 2005

Carpet Tile (Modular)
Carpet Tile (Modular)
•
Specified commercial market $2.6 billion
•
Total specified commercial market is significantly
depressed from its peak in 2000 and is expected to
grow faster than the overall carpet market
•
In 2004, carpet tile grew 18% while broadloom
commercial grew at 5%
•
Carpet tile is approximately 32% of the specified
commercial market and over 50% of the corporate
office market

25.9%
25.3%
25.1%
24.1%
30.3%
34.1% (2) 34.1%
34.6%
31.9%
28.1% (1)
20.0%
25.0%
30.0%
35.0%
40.0%
2001 2002 2003 2004 2005
Gross Profit Selling & Admin. Expense
Dixie Profit Margin, Sales and Administrative
Dixie Profit Margin, Sales and Administrative
Expenses as a % of Sales
Expenses as a % of Sales
(1) - Launch Dixie Home business
(2) - LIFO Liquidation - increased gross profit by .8%

26.7%
24.7%
24.3%
32.2%
34.9%
33.4% (2)
30.6%
28.0%
29.4% (1)
27.3%
20.0%
25.0%
30.0%
35.0%
40.0%
Q1 2002 Q1 2003 Q1 2004 Q1 2005 Q1 2006
Gross Profit Selling & Admin. Expense
1
1
st st
Quarter
Quarter
Profit Margin, Sales and Administrative
Profit Margin, Sales and Administrative
Expenses as a % of Sales
Expenses as a % of Sales
(1) - Launch Dixie Home business
(2) - LIFO Liquidation - increased gross profit by 1.5%

Dixie Sales Continuing Operations
Dixie Sales Continuing Operations
($ in millions) ($ in millions)
$194
$37
$197
$26
$217
$17
$274
$18 (1)
$305
$14
2001 2002 2003 2004 2005
Carpet Sales Yarn Sales
$231
$223
$234
$292
(1) - Includes sales related to disposal of North GA operations
$319

Dixie Operating Income
Dixie Operating Income
($ in millions) ($ in millions)
$14.0
$24.1
(1)
$2.8
(2)
$25.6
(3)
$19.8
(4)
2001 2002 2003 2004 2005
(1) - Includes $3.2 million net gains from the sale of facilities and impairments
(2) - Includes $11.4 million of impairments and charges
(3) - Includes LIFO liquidation that increased operating income by $2.3 million in 2004
(4) - Includes LIFO liquidation that increased operating income by $.4 million in 2005
(5) - In the second quarter 2006, we expect to terminate one of our two defined benefit retirement plans.  Settlement expenses and funding requirements are estimated as follows:
•Settlement expenses charged to operating income - $350 thousand pre-tax.
•Settlement expenses charged to discontinued operations - $1.7 million after-tax.
•Funding requirements - $2.3 million

Dixie
Dixie
1
1
st
st
Quarter
Quarter
Sales
Sales
$45.7
$7.7
$47.0
$4.8
$58.1
$6.3
$68.3
$3.7
$75.8
$3.4
Q1 2002 Q1 2003 Q1 2004 1Q 2005 1Q 2006
Carpet Sales Yarn Sales
$72.0
(1) - Includes sales related to disposal of North GA operations
$79.2
$64.4
$51.8
$53.4
($ in millions) ($ in millions)

25 Dixie Dixie 1 1 st st QT QT Operating Operating Income Income ($ in millions) ($ in millions) $3.5 $2.8 $3.9 $4.3 $3.2 Q1 2002 Q2 2003 Q1 2004 Q1 2005 Q1 2006

Dixie Capital Structure
Dixie Capital Structure
($ in millions) ($ in millions)
45%
Total Debt
11%
Subordinated Debt
34%
Senior Debt
Debt to Total Capitalization:
$ 227.8
Total Capitalization
125.2
Equity
$ 102.6
24.7
Subordinated Debt
$   77.9
Senior Debt
April 1, 2006 Debt:

2005 SALES GROWTH IMPACT
2005 SALES GROWTH IMPACT
•
Rapid sales growth increased complexity - overtaxed
manufacturing, distribution and operational capabilities
o
Carpet and rug sales growth
• Fourth Quarter 2003 . . . . . . . . . . . . . . . . . . 22%
• Year 2004  . . . . . . . . . . . . . . . . . . . . . . . . . . 26%
• Fourth Quarter 2004 . . . . . . . . . . . . . . . . . .  32%
• First and Second Quarter 2005 . . . . . . . . . 18%
o
East Coast order entry in April 2005 up 50%
•
Second half of 2005 - cost impact of growth and other factors
o
Added associates, lengthened operating schedules, and increased outsourcing - all of which added costs but began improving
service
o
Completed staffing and movement of inventory into two new
distribution centers
o
Began installing modular/carpet tile equipment

2005 SALES GROWTH IMPACT
2005 SALES GROWTH IMPACT
•
Operational impact
o
Overran operational capabilities
o
Delayed product introductions
o
Delayed new product sample shipments
o
Service levels declined
o
Higher levels of off-quality
•
Second half of 2005 - carpet sales impact - temporarily
slowed growth
o
Third quarter 2005 sales down 7% from prior quarter and only up 5% from prior year
o
Fourth quarter 2005 sales up 14% from third quarter and 6%
over prior year

OPERATIONAL CHANGES AND IMPROVEMENTS
OPERATIONAL CHANGES AND IMPROVEMENTS
•
Changes made
o
Management
•
New President of Fabrica
•
New President of Masland Residential
•
New plant manager at Saraland
•
New plant manager at Atmore
•
New job - director of quality
o
Distribution center moves complete
o
Started tufting operation in North Georgia - completed in April
2006, running on a full schedule by the end of May
•
Simplify operations
•
Improve service and quality
•
Lower costs
•
Reduce outsourcing

ANTICIPATED IMPACT
ANTICIPATED IMPACT
•
Cost issues
o
Outsourcing production and its related cost and
quality issues will continue to impact results in the
first half of 2006
o
Start-up costs
•
Eton tufting and tile manufacturing - $400,000 to $600,000
first quarter 2006
o
Sample costs
•
In 2005, we were unable to introduce as many products as
we would have liked, on a timely basis, which has pushed
costs into 2006
o
Impact on first quarter
•
Our income from continuing operations was below
expectations at $0.07 per diluted share

ANTICIPATED IMPACT
ANTICIPATED IMPACT
•
Sales growth
o
First quarter carpet sales up 11% - mostly units and price,
offset by product mix
o
Order entry rate continued increasing in April
o
Carpet sales expected to grow 7% to 12% in 2006 driven by:
•
Significant growth in commercial carpet and our Dixie Home
brand of residential carpet
•
Masland Residential and Fabrica also grew in the first quarter and are expected to grow for the year.
•
Now experiencing
o
Timely introduction and sampling of new products
o
This should fuel continued sales growth